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                                                                    EXHIBIT 23.1

                               CONSENT OF COUNSEL

     We hereby consent to the use of our opinion included herein and to all references to this firm under the heading "Legal Matters" in the Prospectus constituting a part of this Registration Statement on Form S-3 of Servico, Inc.

                                          STEARNS WEAVER MILLER WEISSLER
                                          ALHADEFF & SITTERSON, P.A.

Miami, Florida

June 5, 1996


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